SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

OTELCO INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32362	52-2126395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Third Avenue East, Oneonta, AL 35121
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 625-3574

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock ($0.01 par value per share)	OTEL	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On July 27, 2020, Otelco Inc. (the “Company” or “Otelco”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) in connection with the proposed acquisition of the Company by Future Fiber FinCo, Inc., a Delaware corporation (“Parent”), pursuant to an Agreement and Plan of Merger, dated as of July 26, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among the Company, Parent and Olympus Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent. On August 20, 2020, the Company filed with the SEC its preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”), and on September 9, 2020, the Company filed with the SEC its definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), in each case relating to the special meeting of stockholders of the Company scheduled to be held on October 9, 2020 to, among other things, vote on a proposal to adopt the Merger Agreement.

On September 1, 2020, a purported stockholder of Otelco filed a putative stockholder class action lawsuit, captioned Patrick Plumley v. Otelco Inc. et. al., No. 1:20-cv-01165-UNA, in the United States District Court for the District of Delaware, on behalf of all public stockholders of Otelco against the Company and the members of its Board of Directors (the “PLUMLEY Action”). Thereafter, on September 21, 2020, another purported stockholder of Otelco filed a separate individual lawsuit, captioned Jacob Scheiner IRA v. Otelco Inc., et al., 1:20-cv-07756-AJN, in the United States District Court for the Southern District of New York (the “IRA Action” and, together with the PLUMLEY Action, the “Actions”). The Actions generally allege that the Preliminary Proxy Statement or the Definitive Proxy Statement omits certain material information in violation of Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder, and further that the members of the Company’s Board of Directors are liable for those omissions under Section 20(a) of the Securities Exchange Act of 1934. The relief sought in the Actions includes a preliminary and permanent injunction to prevent the completion of the Merger, rescission or rescissory damages if the Merger is completed, costs and attorneys’ fees.

While the Company believes that the disclosures set forth in the Preliminary Proxy Statement and Definitive Proxy Statement comply fully with applicable law, to resolve the alleged stockholders’ claims and moot the disclosure claims, to avoid nuisance, potential expense, and delay and to provide additional information to Otelco stockholders, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. Nothing in the below supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the Definitive Proxy Statement. To the contrary, the Company denies all allegations that any additional disclosure was, or is, required.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

The following information supplements the Definitive Proxy Statement and should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. All page references in the information below are to pages in the Definitive Proxy Statement, and terms used below have the meanings set forth in the Definitive Proxy Statement, unless otherwise defined below.

Background of the Merger

1. The disclosure under the heading “THE MERGER—Background of the Merger” is hereby supplemented by adding the following sentence immediately after the second sentence in the first full paragraph on page 25 of the Definitive Proxy Statement:

Each of these confidentiality agreements contained a standstill provision but none contained a “don’t ask, don’t waive” provision.

2. The disclosure under the heading “THE MERGER—Background of the Merger” on page 28 of the Definitive Proxy Statement is hereby supplemented by adding the following sentence immediately after the second sentence in the last paragraph under such heading:

None of these confidentiality agreements contained a standstill provision or a “don’t ask, don’t waive” provision.

Certain Unaudited Prospective Financial Information

3. The disclosure under the heading “THE MERGER—Certain Unaudited Prospective Financial Information” is hereby supplemented by deleting in its entirety the table at the bottom of page 33 of the Definitive Proxy Statement and replacing it with the following:

Summary of Otelco’s Management Projections

	Projected Fiscal Year Ending December 31,
	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
(dollars in millions)
Total Revenue	$60.7	$58.8	$57.7	$57.1	$56.5	$56.0	$55.6	$55.6	$55.6	$55.6
Gross Profit	$29.2	$27.0	$25.6	$24.6	$23.7	$22.9	$22.1	$21.8	$21.4	$21.1
Selling, General & Administrative Expense	(17.8)	(17.7)	(16.9)	(16.9)	(17.2)	(17.6)	(18.0)	(18.5)	(18.8)	(18.8)
Book Depreciation and Amortization	8.2	8.0	7.1	7.0	7.2	7.5	7.8	8.2	8.4	8.3
Total Adjustments	0.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted EBITDA(1)	$19.8	$17.2	$15.7	$14.7	$13.7	$12.8	$11.9	$11.4	$11.0	$10.6
Taxes	(2.1)	(2.2)	(1.9)	(1.8)	(2.0)	(2.0)	(2.0)	(1.9)	(1.6)	(1.4)
Capital Expenditures	(8.5)	(7.0)	(7.1)	(8.2)	(7.8)	(7.7)	(7.8)	(7.3)	(6.0)	(3.9)
Change in Net Working Capital	0.4	0.4	0.2	0.3	0.3	0.2	0.2	0.2	0.2	0.2
Unlevered Free Cash Flows	$9.6	$8.5	$7.0	$4.9	$4.1	$3.2	$2.4	$2.4	$3.5	$5.4

(1)
Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted for certain non-recurring items, including legal expenses incurred by the Board and miscellaneous other adjustments.

Opinion of Houlihan Lokey Capital, Inc.

4. The disclosure under the heading “THE MERGER—Opinion of Houlihan Lokey Capital, Inc.—Financial Analyses—Selected Companies Analysis” on page 38 of the Definitive Proxy Statement is supplemented by replacing the second paragraph under such heading with the following:

The selected companies and financial data reviewed included the following:

Enterprise Value / Adjusted EBITDA
	LTM	NFY	NFY+1
Selected Company
Alaska Communications Systems Group, Inc.	4.3x	NA	NA
CenturyLink, Inc.	5.0x	5.1x	5.2x
Consolidated Communications Holdings, Inc.	5.7x	5.1x	5.3x
Shenandoah Telecommunications Company	12.2x*	11.7x*	10.6x*
Telephone and Data Systems, Inc.	3.8x	3.8x	3.8x
WideOpenWest, Inc.	7.3x	6.6x	6.5x
_______
“NA” refers to not publicly available.
* Excluded from low, high, median and mean data

Low	3.8x	3.8x	3.8x
High	7.3x	6.6x	6.5x
Median	5.0x	5.1x	5.2x
Mean	5.2x	5.2x	5.2x

5. The disclosure under the heading “THE MERGER—Opinion of Houlihan Lokey Capital, Inc.—Financial Analyses—Selected Transactions Analysis” on pages 38 and 39 of the Definitive Proxy Statement is supplemented by replacing the second paragraph under such heading with the following:

The selected transactions and financial data reviewed included the following:
Date Announced	Target	Acquiror	Transaction Value/ LTM Adj. EBITDA

1/24/2020	Cincinnati Bell Inc.	Macquarie Infrastructure and Real Assets; MIP V (FCC) AIV, L.P.	7.3x

5/29/2019	Western Region Operations of Frontier Communications Corporation	Multiple Financial Sponsors	5.0x

4/1/2019	Data, Video and Voice Business and Related Assets of Fidelity Communications Co., Inc.	Cable One, Inc.	11.7x

7/10/2017	Hawaiian Telcom Holdco, Inc.	Cincinnati Bell Inc.	6.1x

7/10/2017	Metrocast Cablevision of New Hampshire, LLC	Atlantic Broadband Finance, LLC	11.6x

5/22/2017	WaveDivision Holdings, LLC	RCN Telecom Services, LLC	NA

4/13/2017	Broadview Networks Holdings, Inc.	Windstream Holdings, Inc.	4.3x

1/18/2017	Rural Broadband Investments, LLC	Cable One, Inc.	11.5x

12/5/2016	Fairpoint Communications, Inc.	Consolidated Communications Holdings, Inc.	5.9x

11/7/2016	EarthLink Holdings Corp.	Windstream Holdings, Inc.	5.1x

11/2/2016	Inteliquent, Inc.	Onvoy, LLC	9.5x

10/31/2016	Level 3 Communications, Inc.	CenturyLink, Inc.	13.1x

8/15/2016	RCN Corporation	TPG Capital, L.P.	NA

2/5/2015	Verizon Florida LLC, GTE Southwest Incorporated, and Verizon California Inc. and Related Assets	Frontier Communications Corporation	6.2x

11/23/2015	Allstream Inc.	Zayo Group, LLC	4.7x
_______
“NA” refers to not publicly available.

		Low	4.3x

		High	13.1x

		Median	6.2x

		Mean	7.8x

6. The disclosure under the heading “THE MERGER—Opinion of Houlihan Lokey Capital, Inc.—Financial Analyses—Discounted Cash Flow Analysis” on page 39 of the Definitive Proxy Statement is supplemented by replacing the first paragraph under such heading with the following (with new text in underline):

Discounted Cash Flow Analysis. Houlihan Lokey performed a discounted cash flow analysis of the Company by calculating the estimated net present value of the projected unlevered, after-tax free cash flows of the Company based on the Management Projections. Houlihan Lokey calculated terminal values for the Company by applying to the Company’s estimated adjusted unlevered free cash flows for the year 2029 a range of perpetuity growth rates of 0.0% to 1.0% selected based on Houlihan Lokey’s professional judgment and taking into account, among other things, the Management Projections and trends in the industry and sectors in which the Company operates. The net present values of the Company’s projected future cash flows and terminal values were then calculated using discount rates ranging from 6.0% to 7.0% derived from a weighted average cost of capital calculation. Houlihan Lokey then added cash and cash equivalents and investments, and subtracted debt, as of March 31, 2020 and as reported in the Company’s public filings. This discounted cash flow analysis indicated an implied per share reference range of $3.05 to $9.38 per share of common stock, as compared to the proposed Merger Consideration of $11.75 per share of common stock.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “predicts,” “intends,” “project,” “plans,” “estimates,” “anticipates,” “could” or the negative version of these words or other comparable words. Forward-looking statements may include, but are not limited to, statements relating to the proposed acquisition of the Company by Parent.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related risk factors that may cause such differences include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require the Company to pay a termination fee; (2) Parent’s failure to obtain the necessary equity and debt financing or the failure of that financing to be sufficient to complete the Merger and the other transactions contemplated by the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain the adoption and approval of the Merger Agreement by the Company’s stockholders or the failure to satisfy other conditions to completion of the Merger, including the receipt of required regulatory approvals, or for any other reason; (4) the possibility that alternative acquisition proposals will or will not be made; (5) risks that the proposed Merger disrupts current plans and operations, including possible adverse effect on the Company’s business relationships, diversion of management’s attention, and the potential difficulties in employee retention as a result of the Merger; (6) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that have been or may be instituted against the Company or others relating to the Merger Agreement; (7) the Merger Agreement’s contractual restrictions on the conduct of the Company’s business prior to the completion of the Merger; and (8) the possible adverse effect on the Company’s business and the price of its common stock if the Merger is not consummated in a timely manner or at all.

For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in the Company’s recent filings with the SEC, including, without limitation, the Company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed Merger, the Company has filed with the SEC and mailed to its stockholders the Definitive Proxy Statement and other relevant materials. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain free copies of the Definitive Proxy Statement and other relevant materials filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the Company’s proxy solicitation firm D. F. King & Co., Inc. at 1-800-714-3312 or OTEL@DFKing.com. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC on the Company’s website at www.otelco.com.

The Company and its directors, executive officers and other members of its management may be deemed to be soliciting proxies from the Company’s stockholders in favor of the proposed Merger. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests in the proposed Merger of persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed Merger by reading the Definitive Proxy Statement. Information about the Company’s directors and executive officers may be found in the Company’s definitive proxy statement filed with the SEC on April 15, 2020 in connection with the Company’s 2020 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Otelco Inc. (Registrant)

Date: October 1, 2020	By:	/s/ Curtis L. Garner, Jr.
	Name:	Curtis L. Garner, Jr.
	Title:	Chief Financial Officer